                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934


          Date of Report (Date of earliest event reported)  August 18, 1998
                                                          ------------------

                             KALAN GOLD CORPORATION
             (Exact name of Registrant as specified in its charter)



             Colorado                 0-25658                 84-1357927
             --------                 -------                 ----------
  (State or other jurisdiction        (Commission          (I.R.S. Employer
of incorporation or organization)     File Number)        Identification No.)




                              Tower I, Suite 340,
                             12835 E. Arapahoe Road
                              Englewood, Colorado
                                    80112
                           -------------------------
             (Address of principal executive offices and Zip Code)



                                (303) 706-1606
                                --------------
              (Registrant's telephone number including area code)

                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Mr. Elmer B. Stewart a Director of the Registrant, has resigned as a Director of the Registrant, effective immediately. A copy of his resignation letter is attached hereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      KALAN GOLD CORPORATION



Dated: August 18, 1998                By:    /s/ Sanford Altberger
                                         -----------------------------------
                                           Sanford Altberger
                                           President and Chief Executive Officer

                                  Eurasia Gold Corp.
                    Suite 400-9333-17 Ave. S.W., Calgary, Alberta
                       Tel (403) 229-3030, Fax: (403) 245-6227


To: Kalan Gold Corp. - Mr. Sanford Altberger
Fax No.: 1-303-706-1607
Date: August 17, 1998

-------------------------------------------------------------------------------
-------------
Message:

Please be advised that effective immediately, Elmer B. Stewart is resigning as a director of Kalan Gold Corp.



Your truly

///Signed///
-----------------------------
Elmer B. Stewart


No. of pages in fax transmission including cover page: 1